UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2016

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500 Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Cousins Properties Incorporated (“Cousins”) was convened at 2:00 p.m. EDT on August 23, 2016. The following proposals were voted on at the Special Meeting, each of which is described in the definitive joint proxy statement/prospectus filed by Cousins with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on July 22, 2016. The final voting results as to each such proposal are set forth below.

Proposal One:

To approve the issuance of shares of Cousins common stock, par value $1 per share (“Cousins common stock”), to stockholders of Parkway Properties, Inc. (“Parkway”) in connection with the agreement and plan of merger, dated as of April 28, 2016 (as amended from time to time, the “Merger Agreement”), by and among Cousins, Parkway, Parkway Properties LP and Clinic Sub Inc., a wholly owned subsidiary of Cousins, pursuant to which Parkway will merge with and into Clinic Sub Inc. (the “Merger”), with Clinic Sub Inc. continuing its existence as a wholly owned subsidiary of Cousins (the “Cousins Issuance Proposal”). The stockholders of Cousins approved the Cousins Issuance Proposal by the following vote:

Votes For	Votes Against	Votes Abstained

193,370,308	83,197	251,986

Proposal Two:

To amend the Restated and Amended Articles of Incorporation of Cousins, effective at the effective time of the Merger, to increase the number of authorized shares of Cousins common stock (the “Cousins Articles Amendment Proposal”). The stockholders of Cousins approved the Cousins Articles Amendment Proposal by the following vote:

Votes For	Votes Against	Votes Abstained

193,379,520	94,745	231,225

Proposal Three:

To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Cousins Issuance Proposal and the Cousins Articles Amendment Proposal if there are insufficient votes at the time of such adjournment to approve such proposals (the “Cousins Adjournment Proposal”). The stockholders of Cousins approved the Cousins Adjournment Proposal by the following vote:

Votes For	Votes Against	Votes Abstained

180,796,532	12,664,111	244,847

Item 8.01.	Other Events.

On August 23, 2016, Cousins and Parkway issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of stockholders of Parkway, held August 23, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated August 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: August 23, 2016	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President and General Counsel

Exhibit No.	Description
99.1	Joint Press Release, dated August 23, 2016.